DESCRIPTION OF THE PLAN	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
DESCRIPTION OF THE PLAN	DESCRIPTION OF THE PLAN
General Plan Information
The following description of the AptarGroup, Inc. Profit Sharing and Savings Plan (the “Plan”) provides only general information. Participants should refer to the plan document or summary plan description for a more complete description of the Plan’s provisions.
The Plan, established on April 22, 1993, is a participant-directed defined contribution plan which covers eligible full-time and part-time non-union employees of AptarGroup, Inc. and certain of its subsidiaries (the “Company” or the “Employer”). The Plan is administered by a committee appointed by the Company, consisting of Company employees. Fidelity Management Trust Company (the “Trustee”) is the trustee for the Plan.
Eligibility and Participant Contributions
A participant (“Participant” or “Participants”) is a full-time or part-time employee who becomes eligible to participate on the first day of the month following the one-month anniversary of service. If an employee has not enrolled in the Plan within 30 days from the eligibility date, the employee will be automatically enrolled, deferring at 3% of eligible compensation, unless the employee elects to not participate in the Plan. A Participant can authorize contributions of salary to the Plan of not less than 1% and not more than 75% of earnings (subject to Internal Revenue Code (“IRC”) limitations).
Contributions can be traditional pre-tax, Roth after-tax, or a combination of the two contribution types. Each Participant who was age 50 or older by the end of 2025 was also permitted under the IRC and the Plan to contribute an additional $7,500 in catch-up contributions. Effective January 1, 2025, each Participant age 60 to 63 was permitted to contribute an additional $11,250 in catch-up contributions. Participants’ earnings are generally defined as total compensation for services rendered to the Employer. Participants may elect to suspend their contributions at any time. Eligible employees will not share in any Employer contributions for any period in which they voluntarily suspend their contributions or do not participate in the Plan. Active participation can be elected again at any time. Participants who contribute less than 6% will have their contribution percentage automatically increased annually on April 1st by 1% until they reach a maximum of 6%. Participants may opt out of this Plan provision at any time.
Employer Contributions
The amount of Employer contributions is determined annually by the Employer on a discretionary basis. Such contributions are computed as a matching percentage of each Participant’s contribution within specified limits. The Company matched 50% of Participant contributions up to the first 6% of eligible compensation deferred, for the year ended December 31, 2025.
Prior to January 1, 2025, for employees of Noble International, LLC (subsidiary of AptarGroup, Inc.), the Company matched 100% of Participant contributions up to the first 4% of eligible compensation deferred.
Effective January 1, 2021, a 5% non-elective contribution will be made by the Company for the following eligible employees: (1) Employees hired or rehired on or after January 1, 2021; (2) Employees of companies that have been acquired by the Company on or after January 1, 2021; and (3) Employees of companies that have been acquired by the Company and did not adopt the AptarGroup, Inc. Employee’s Retirement Plan prior to January 1, 2021, with the exception of Noble International, LLC employees that received a 4% non-elective contribution by the Company prior to January 1, 2025, as noted above.
Plan Investment Options
Participants may direct their contributions, the employer non-elective contribution and the employer matching contribution to any combination of investment options offered by the Plan.
Participant Accounts
A Participant may elect to transfer certain portions of his or her account in the Plan from one fund to another up to twelve times per year subject to certain restrictions between the Government Money Market Fund and Managed Income Portfolio. Each Participant’s account is credited with contributions and an allocation of plan earnings, and reduced for benefit payments and certain administrative expenses. Plan earnings are determined and credited to each Participant’s account on a daily basis in accordance with the proportion of a Participant’s account to all accounts.
Vesting and Forfeitures
Each Participant is fully vested in his or her contributions and related earnings at all times. Vesting of the Employer matching and non-elective contribution accounts occurs at the rate of 20% per year of service on a cumulative basis for each year of service with a participating Employer. When a Participant terminates employment for any reason other than retirement after age 65, death or disability, the nonvested amounts of the Employer contributions will be forfeited and used to reduce administrative expenses of the Plan and then used to reduce future contributions of the Employer. In 2025, the amount used to reduce administrative expenses and Employer contributions was $976,844. The amount of such forfeitures available to reduce future contributions of the Employer was $115,813 and $147,552 as of December 31, 2025 and 2024, respectively.
Nonvested amounts for Participants who terminate employment for any reason other than retirement after age 65, death or disability, will be reinstated if re-employment by the Employer occurs prior to incurring five consecutive one year breaks in service as defined by the Plan agreement.
Payment of Benefits
Participants may elect to receive vested benefits in the form of a lump-sum cash distribution or a direct rollover transfer to an eligible retirement plan. Effective August 8, 2022, participants may also elect to receive vested benefits in the form of a partial lump-sum distribution, installment payments, or a combination of these forms. When a terminated Participant’s vested balance is $7,000 or less, the Participant is required to take a lump-sum distribution of the benefit or transfer the vested balance directly to an individual retirement plan in the name of the participant.
While employed, in the event of hardship, Participants may withdraw a portion of their vested account balances as defined by the Plan. The Plan allows for in-service withdrawals for Participants that have attained age 59.5. Upon withdrawal from the Plan, the Participant will receive the amount of his or her contributions plus the vested portion of his or her Employer contributions.
Notes Receivable from Participants
The Plan provides that a Participant may, for specified reasons, borrow from the Plan an amount not to exceed the lesser of 50% of the Participant’s vested account balance or $50,000. Each Participant loan is evidenced by a note and each Participant note carries an interest rate equal to the prime rate plus 1% (outstanding loans as of December 31, 2025 had interest rates ranging from 4.25% to 9.50%) charged by the Trustee on the date of the loan. Repayment occurs through payroll withholding over a period not less than one year but not to exceed 5 years or up to 10 years if the loan has been used to purchase the primary residence of the Participant.